BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882









February 10, 2004


Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549

To the Commissioner:

We have read the statements made by Pacer Health Corporation which we understand was filed with the Commission, pursuant to Item 4 of of Form 8-K, as part of the Company's Form 8-K report dated February 10, 2004. We agree with the statements concerning our Firm in such Form 8-K.




Very truly yours,


/s/ Bagell Josephs & Company, LLC

Bagell Josephs & Company, LLC
Gibbsboro, New Jersey







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